                                    AGREEMENT

         This Agreement (the "Agreement") is made and entered into by and among Foothill Capital Corporation ("Foothill"), Red Bell Brewing Company ("Red Bell"), James R. Bell ("James Bell"), and Red Bell Brewery and Pub, State College, Inc. on this 24th day of May 2001.

        Whereas Foothill commenced an action against Red Bell and James Bell in the United States District Court for the Eastern District of Pennsylvania, Case No. 00-CV-4873 for breach of a promissory note and personal guarantee;

         Whereas Judgment (the"Judgment") was entered against Red Bell and James Bell jointly and severally in favor of Foothill in the amount of $741,194.69(together with interest, charges, costs, and fees the "Judgment Balance");

         Whereas Foothill caused Writs of Execution (the "Writs") to be served on Red Bell's account no. 100008549 at Pennsylvania Business Bank and Red Bell's account nos. 0310025770, 036066789, and 0615015716 at Commerce Bank;

         Whereas by Court Order dated May 9, 2001, Red Bell and James Bell were enjoined from transferring any funds held in any account located at Hudson Bank or Hudson Savings Bank in the name of Red Bell;

         Whereas by Stipulation dated May 18, 2001, $45,000 was transferred from Red bell's Pennsylvania Business Bank account no. 100008549 as follows:
(a)$30,000 to Foothill(the "$30,000 Payment") and (b)$15,000 to Red Bell;

         Whereas Red Bell has requested that Foothill cause the Writs to be dissolved; and

         Whereas Red Bell filed an action against Foothill in the Philadelphia Court of Common Pleas, May Term, No. 001402, which was removed to the United States District Court for the Eastern District of Pennsylvania, no. 01-CV-2426:

         Now, therefore, in consideration, of the recitals set forth above and the mutual covenants contained herein, Foothill, Red Bell, James Bell, and Red Bell Brewery and Pub, State College, Inc. Agree as follows:

         1. Payment to Foothill

        On or before the execution of this Agreement, Red Bell shall cause Pennsylvania Business Bank to wire the sum of FORTY-FIVE THOUSAND
DOLLARS($45,000)(the "45,000 Payment") from Red Bell's account no. 100008549 to Foothill as follows:

                  The Chase Manhattan Bank
                  New York, New York
                  ABA# 021 000 021
                  Credit to: Foothill Capital Corporation
                  Account #: 323-266193
                  Re: Red Bell Term Loan Division Account
                  Attention: Henry Jordan

Red Bell hereby represents that the balance in its account no. 100008549 as of May 23, 2001 was approximately $81,000. Upon receipt by Foothill of the $45,000 Payment, Foothill shall credit $45,000 toward the reduction of the Judgment Balance. The $30,000 Payment shall also be credited toward reduction of the Judgment Balance.

         2. Dissolution of the Writs

 Upon confirmation by Foothill that the $45,000 Payment has been received, Foothill will (a) notify Pennsylvania Business Bank and Commerce Bank that each may release the remaining funds in Red Bell's account to Red Bell and to otherwise dissolve the Writs, and (b) with Red Bell, submit a stipulation to the Court to remove the restraints on access to Red bell's Hudson Bank account that were imposed by Order dated May 9, 2001.

         3. Issuance of Red Bell Shares

         (a) Within 10 days of the date hereof, Red Bell shall issue and deliver to Foothill a certificate representing an aggregate of 400,000 shares of its common stock, no par value (the"Shares"). Upon receipt of the Shares and provided that the conditions contained herein in this Section 3 are satisfied, Foothill, Red Bell, and James Bell agree to credit the amount of $100,000 toward reduction of the Judgment Balance. Red Bell warrants that (1) the Shares are duly authorized, newly issued shares when issued to Foothill of the capital stock of Red bell; (2) the issuance of the Shares has been duly authorized by all necessary corporate action of Red Bell; (3) when issued in accordance with this Agreement, (i) the Shares will be fully paid and non-assessable, and (ii) the Shares will constitute approximately 12% of the then issued and outstanding common stock of Red Bell; and (iii) the issuance of the Shares to Foothill in accordance with this Agreement does not and will not conflict with or violate, or with or without the passage of time or the giving of notice or both, constitute a default under, or give to any third party any rights or remedies under, any provision of Red Bell's Articles of Incorporation or Bylaws, or any instrument or agreement binding upon Red Bell or any of its properties.

         (b) Within 60 days of the date hereof, Red Bell shall (i) prepare and file with the United States Securities and Exchange Commission("SEC") a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended)the "Securities Act") on Form SB-2 or such other form as is sufficient to permit the public sale by Foothill of the Shares at the time(s) and in the manner contemplated hereby, and (ii) cause such Registration Statement to become effective as soon as possible but in any event within 150 days after the date hereof and thereafter to remain effective for a period of at least 730 days.

  (c) Red Bell shall (i) comply with all applicable rules and relations of the Securities and Exchange Commission in connection therewith, (ii) thereafter, for such period of time as shall be required in connection with the transactions contemplated hereby and permitted by applicable rules, regulations and administrative practice (but not for more than 730 days following the effective date of such Registration Statement), file such post-effective amendments and supplements thereto as shall be necessary so that neither such Registration Statement nor any related prospectus, prospectus supplement or amendment shall contain any material misstatement or omission relative to Red Bell or any of its assets or its business or affairs and so that such Registration Statement and prospectus, prospectus supplement or amendment will otherwise comply with all applicable legal requirements, (iii) furnish to Foothill such number of copies of such Registration Statement and any related preliminary prospectus, prospectus, post-effective amendment, supplement or similar document forming a part thereof as Foothill may request) and (iv) take all action which may be necessary under the securities or Blue Sky laws of any state (except that Red bell shall not be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction), and as may be requested by Foothill to permit the public offering and sale of the Shares held by Foothill.

         (d) All costs incurred in connection with the preparation, filing and maintenance of the Registration Statement contemplated hereby, including without limitation, all attorney's fees, accountant's fees, printing expenses and filing fees, except for any fees and charges of any underwriter engaged by Foothill, shall be borne and paid by Red Bell.

         (e) Red Bell shall indemnify, and agree to contribution in favor of, Foothill, its directors, officers and affiliates, for any losses caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in such Registration Statement or prospectus or any preliminary prospectus or any amendment or supplement thereto or necessary to make the statements therein not misleading, except to the extent that such untrue statement or alleged untrue statement is contained in information specifically furnished in writing by Foothill expressly for use therein.

         (f) At any time as any shares of Red Bell Common Stock are listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc. ("NASD"), or otherwise listed on the NASD automated quotation system, and a Registration Statement covering the Shares has been declared effective, Red Bell will promptly obtain and maintain the approval for listing of each such exchange or system, as the case may be, of the Shares included in such Registration Statement.

         (g) Any Shares shall cease to be entitled to the benefits of the provisions of this Section 3 when (i) a Registration Statement covering such Shares has been declared effective and they have been sold pursuant to such effective Registration Statement, (ii) they are distributed to the public pursuant to Rule 144 or Rule 144A under the Securities Act, or (iii) they have been otherwise transferred by Foothill.

         4. Satisfaction of Judgment Balance

         Provided that (a) Foothill has received (i) the $30,000 Payment, (ii) the $45,000 Payment, and (iii) a net sum equal to or in excess of $400,000 from the sale of the Shares within 9 months of the date hereof, (b) Foothill has received conformation to its satisfaction that the (i) $30,000 Payment, (ii) $45,000 Payment, and (iii) net sum from the sale of Shares will not be subject to avoidance through a bankruptcy preference or otherwise, and (c)at least ninety days have expired from the date Foothill receives the proceeds from the last sale of any Shares that compromise the net sum equal to or in excess of $400,000, Foothill shall cause the Judgment Balance to be marked satisfied. As owner of the Shares, Foothill has complete and sole discretion regarding the timing and manner of the sale of the Shares.

         5. Execution on the Judgment

        Provided that (a) Foothill received the $45,000 Payment in accordance with Section 1, (b) Red Bell complies fully with Section 3 hereunder, including each of its subsections, and (c) the Shares are freely saleable in the public market by the Registration statement effective date but in any event within 150 days hereof, Foothill agrees to refrain from initiating new execution proceedings on the Judgment Balance for the next 150 days commencing from the date hereof. Except as expressly provided herein in this Section and in Section 4 above, nothing contained herein shall waive any right, claim, or privilege of Foothill, including but not limited to, its right to enforce and collect on its Judgment Balance against Red Bell or James Bell, all of which are expressly preserved.

         6. Waiver and General Release

         In consideration of good and valuable consideration, including without limitation the release of the Writs that Foothill caused to be placed on the bank accounts of Red Bell at Pennsylvania Business Bank and Commerce Bank; James Bell, Red Bell, and Red Bell Brewery and Pub, State College, Inc., individually and on behalf of any and all of their respective agents, employees, shareholders, officers, directors, subsidiaries, parent and sister corporations, predecessors, successors, assigns, affiliates, heirs, executers, attorneys, and administrators (the "Red Bell Releasers") do hereby:

                  (i) release and forever discharge Foothill and all of its predecessors, successors, assigns, heirs, affiliates, subsidiaries, parent companies, principals, directors, officers, attorneys, employees, shareholders, and agents(the "Foothill Releasees") of and from all actions, causes of actions, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, known or unknown, including but not limited to any actions or claims arising out of Foothill's collection actions or any settlement discussions relating thereto, from the beginning of time through and including the date hereof, that the Red Bell Releasors have or may have against the Foothill Releasees; and

                  (ii) acknowledge and agree that except as expressly provided herein, Foothill has not released any right, claim or privilege with respect to its outstanding claims against the Red Bell Releasors, all of which are expressly preserved hereby.

         Red Bell further agrees to dismiss with prejudice all actions against Foothill, including the action Red Bell filed against Foothill in the Philadelphia Court of Common Pleas, May term, No. 001402, which was removed to the United States District Court for the Easter District of Pennsylvania, no. 01-CV-2426.

         7. Remedies

         In the event that Red bell fails to comply with any of its obligations under this Agreement or makes any misrepresentations under this Agreement, in addition to all remedies it has at law or equity, Foothill shall have no obligation to stay execution on the Judgment Balance or accept satisfaction of the Judgment Balance for an amount less than the then outstanding Judgment Balance.

         8. Warranty of Capacity to Execute Agreement

         Red Bell represents and warrants that the execution and delivery of this Agreement and consummation of the actions contemplated hereby to be taken by Red Bell have been duly authorized and that this Agreement is a valid and binding agreement enforceable in accordance with its terms.

         Red Bell Brewery and Pub, State College, Inc. represents and warrants that the execution and delivery of this Agreement and consummation of the actions contemplated hereby to be taken by Red Bell Brewery and Pub, State College, Inc. have been duly authorized and that this Agreement is valid and binding agreement enforceable in accordance with its terms.

         James Bell represents and warrants that this Agreement is valid and binding agreement enforceable in accordance with its terms.

         9. Freely Negotiated Agreement

         The parties to this Agreement have freely negotiated this Agreement and have had the opportunity to consult with counsel. It is agreed that no provision in this Agreement shall be construed presumptively against any party hereto.

         10. Contractual in Nature

         The terms of this Agreement are contractual and not mere recital. The parties hereto agree that time is of the essence with respect to this Agreement.

         11. Entire Agreement

         This Settlement Agreement is the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions other than the Stipulation of Judgment and the loan documents referenced in the Complaint filed by Foothill in the United States District Court for the Eastern District of Pennsylvania, Case No. 00-CV-4873. This Agreement may be amended only by an agreement in writing signed by the parties.

         12. Choice of Law

         This Agreement is to construed under the law of the Commonwealth of Pennsylvania, without regard to principles of conflict of laws.

         13. Execution in Counterparts

         This Agreement may be executed in one or more counterparts, including by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         In witness whereof and intending to be legally bound, the parties hereto have signed and executed this effective as of the day and year first written above.


                                     RED BELL BREWING COMPANY

                                     By: /s/ James R. Bell, President
                                         ------------------------------------
                                         James R. Bell

                                     Title: President

                                     By: /s/ James R. Bell, Individually
                                         ------------------------------------
                                              JAMES R. BELL

                                     RED BELL BREWERY AND PUB,
                                     STATE COLLEGE, INC.

                                     By: /s/ James R. Bell, President
                                         ------------------------------------
                                              James R. Bell

                                     Title: President


                                     FOOTHILL CAPITAL CORPORATION

                                     By: /s/
                                        -------------------------------------

                                     Title: Vice President